UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2015, Causeway Global Absolute Return Fund’s (the “Fund” or “Fund’s”) Institutional Class returned -4.04% and Investor Class returned -4.24% compared to the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (“Index”) return of 0.01%. Since the Fund’s inception on January 24, 2011, its average annual total returns are 3.62% for the Institutional Class and 3.32% for the Investor Class, compared to the Index’s average annual total return of 0.08%. During the same period, global equity markets, as represented by the MSCI World Index (Gross) (“World Index”), returned 9.92%.

Performance Review

The Fund’s global long portfolio takes long positions in securities under swap agreements, and the Fund’s global short portfolio takes short positions in securities under swap agreements. The global long portfolio underperformed the World Index, detracting from overall performance, while the global short portfolio benefited the Fund by slightly underperforming the World Index.

Most developed market equities delivered positive performance during the six month period in local terms, extending the six-year bull market that began in March 2009. Low interest rates, abundant liquidity, competitive currency devaluations and renewed optimism for Europe and Japan have elevated many global equity markets. However, the further devaluation of local currencies in regions such as Europe, Canada and Australia proved to be a sizable headwind for U.S. dollar-based investors’ overseas investments this period. In addition, oil price weakness during the first half of the period weighed heavily on equity performance. Reflecting oversupply and concerns about demand, crude oil prices fell to their lowest level in over five years before rebounding somewhat in the second half of the period.

The best performing developed equity markets this period included Israel, Hong Kong, Germany, Japan, and Denmark. The biggest laggards in the World Index, all of which had negative performance, included Norway, Portugal, Canada, Spain, and Italy. Almost every sector in the World Index posted positive returns for the period, with the two best performing sectors each posting double digit gains: consumer discretionary and health care. The two weakest performing sectors were energy and materials, both with negative returns for the period.

For the six months ended March 31, 2015, long exposures in the technology hardware & equipment, pharmaceuticals & biotechnology, automobiles & components, energy, and consumer durables & apparel industry groups detracted the most from the global long portfolio’s performance relative to the World Index. Exposures to securities in the transportation, materials, telecommunication services, insurance, and consumer services industry groups contributed to relative performance. The biggest laggard on the long side was oil field equipment manufacturer, National Oilwell Varco, Inc. (United States). Additional top individual detractors included energy services firm, Technip SA (France), pharmaceutical giant, Sanofi (France), oil & gas exploration company, CNOOC Ltd. (Hong Kong), and toy manufacturer, Mattel, Inc. (United States). The largest individual contributor to long-side performance was health

2	Causeway Global Absolute Return Fund

insurance provider, UnitedHealth Group, Inc. (United States). Additional top contributors to absolute performance included multinational airline holding company, International Consolidated Airlines Group SA (United Kingdom), Asian ports operator, China Merchants Holdings Co., Ltd. (Hong Kong), cruise ship operator, Carnival Corp. (United Kingdom), and title insurance company, First American Financial Corp. (United States).

We use a quantitative approach to select securities for the global short portfolio of the Fund. Our quantitative framework seeks to take short positions in stocks that we believe are overvalued and have deteriorating earnings growth dynamics, poor technical price movements, and insolvency risk and/or inferior quality of earnings. For the period, all categories demonstrated predictive power with the exception of growth. Companies with expensive valuations, weak technicals, and those demonstrating potential insolvency and/or accounting red flags underperformed, as anticipated. Companies with worsening earnings growth dynamics performed in-line with the market.

The global short portfolio’s relative added value for the period was due primarily to stock selection. We had particular success identifying downside candidates in the United States, Italy, and the United Kingdom. We also benefited by allocating more short exposure to South Korea (compared to the World Index). From an industry group perspective, added value was concentrated in capital goods, health care equipment & services, telecommunications services, and retailing. From a stock perspective, short positions in oil and gas producer, Tullow Oil (United Kingdom), oil and gas developer, Antero Resources (United States), mobile communications provider, Softbank (Japan), engineering and construction firm, SNC-Lavalin (Canada), and oilfield services company, Saipem (Italy) were particularly effective, as all of these stocks substantially underperformed the World Index. Detractors from short-side performance were primarily concentrated within the software & services, banks, real estate, and materials industry groups. At the stock level, our principal detractors included home entertainment company, Nintendo (Japan), property developer, China Overseas Land & Investment (Hong Kong), pharmaceuticals manufacturer, Bristol-Myers Squibb (United States), robotics equipment manufacturer, Fanuc Corp. (Japan), and insurer, AIA Group (Hong Kong). The share prices of these companies appreciated substantially during our holding periods, negatively impacting performance.

Significant Portfolio Changes

On the long side of the portfolio, our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that, in our view, reached fair value. The most significant reductions in exposures during the period included multinational airline holding company, International Consolidated Airlines Group SA (United Kingdom), rail-based transporter, CSX Corp. (United States), energy services firm, Technip SA (France), industrial gas company, Linde AG (Germany), and title insurance company, First American Financial Corp. (United States). Significant increases in long exposures included the initiation of new portfolio exposures to digital wireless

Causeway Global Absolute Return Fund	3

communications equipment manufacturer, QUALCOMM, Inc. (United States), energy production & refining company, Imperial Oil (Canada), airline operator, Delta Air Lines, Inc. (United States), pharmaceutical & consumer healthcare company, GlaxoSmithKline Plc (United Kingdom), and clothing brand conglomerate, PVH Corp. (United States).

On the short side of the portfolio, consistent with the shorter time horizon of our quantitative investment process, portfolio turnover for the period was higher than that of the long side. Notable stocks in which we increased short exposure included biotechnology company, Baxter International (United States), mobile communications provider, Softbank (Japan), telecommunications operator, AT&T (United States), wireless tower Real Estate Investment Trust (“REIT”), American Tower Corp. (United States), and medical device company, Wright Medical Group (United States). Notable stocks in which we reduced or covered short exposure included wireless tower REIT, Crown Castle International (United States), telecommunications operator, Verizon Communications, Inc. (United States), digital wireless communications equipment manufacturer, QUALCOMM (United States) (we exited the short exposure prior to initiating the exposure on the long side), robotics equipment manufacturer, Fanuc Corp. (Japan), and optical lens producer, Essilor International SA (France).

In terms of combined long/short positioning, we have increased net exposure (absolute value of long exposures minus short exposures) to the United Kingdom and the Netherlands and reduced net exposure to Germany and the United States. From an economic sector perspective, we increased net exposure to information technology and energy and reduced net exposure to industrials and financials. As of March 31, 2015, total gross exposure (leverage) was modestly higher from the end of the prior fiscal year, and net exposure was slightly lower.

Investment Outlook

With the catalysts of lower energy costs and more competitive currencies, Europe and Japan appear on track to recover from an economic flat line and deliver positive real gross domestic product (GDP) growth rates of just over 1% in 2015. European economic data and inflation expectations continue to improve, and some US leading indicators, including inflation expectations, have increased recently. Both suggest sovereign debt yield curves should steepen. However, this has not happened. The near zero 10-year government bond yields in Europe have barely moved up from their record low levels. The 10-year Japanese government bond (JGB) yield has nearly doubled from its low of 0.19% to a still meager 0.35%. Although the Japanese equity market has delivered a 25% annualized three-year return (10% in U.S. dollars), all is not well. With regard to the global long portfolio, Causeway’s bottom up, value-oriented portfolios tend to lag in performance versus the passive index during late stage bull markets. We find ourselves unwilling to pay lofty valuation multiples, without corresponding earnings expansion. Despite the plunging “risk free” rates (government bond yields), we continue to use more historically normal bond yields in our calculations of cost of capital. The higher the cost of capital, the lower the valuation — and vice versa.

4	Causeway Global Absolute Return Fund

By assuming that historically low bond yields are transient, we do not incorporate the benefit of these yields into our share price targets. As a result, relative to a few years ago, it is considerably more difficult to find attractive stocks offering competitive upside potential. The hunt for scarce undervaluation continues, however, with a large number of portfolio candidates appearing in the more cyclical and yield curve sensitive areas of the markets.

The global short portfolio seeks to dampen overall portfolio volatility while seeking shorter-term opportunities. On an aggregate long/short portfolio basis, we are maintaining a near market-neutral posture, with -6.58% net exposure overall (long exposures minus absolute value of short exposures). Consistent with our goal of delivering low equity market sensitivity, we target a 0 expected beta* to the World Index, but not necessarily zero net dollar exposure. On an aggregate basis, our largest net biases by sector are toward telecommunications and energy, where we have significant positive net exposure, and against consumer staples and financials, where we have meaningful negative net exposure. By geography, we are net biased toward the United Kingdom and the Netherlands, and biased against the United States and Germany. Gross exposure (leverage) for the Fund is 308% (3.08x) as of March 31, 2015.

We thank you for your continued confidence in Causeway Global Absolute Return Fund.

April 30, 2015

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Kevin Durkin	Conor Muldoon
Portfolio Manager	Portfolio Manager	Portfolio Manager

Causeway Global Absolute Return Fund	5

Foster Corwith	Alessandro Valentini	Arjun Jayaraman
Portfolio Manager	Portfolio Manager	Portfolio Manager

MacDuff Kuhnert	Joseph Gubler	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

* Beta is a measurement of sensitivity to the benchmark index. A beta of 1 indicates that a portfolio’s value will move in line with the index. A beta of less than 1 means that the portfolio will be less volatile than the index; a beta of greater than 1 indicates that the security’s price will be more volatile than the index.

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

As of March 31, 2015, the gross expense ratio was 1.92% for the Institutional Class and 2.17% for the Investor Class.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

The Fund is not appropriate for all investors. The Fund uses swap agreements to obtain long and short exposures to securities. Swaps are derivatives which involve the use of leverage, and the Fund will use significant leverage. The use of leverage is speculative and will magnify any losses. Short positions will lose money if the price of the underlying security increases, and losses on shorts are therefore potentially unlimited. The use of swap agreements involves significant swap expenses including financing charges and transaction costs which will reduce investment returns and increase investment losses. The Fund risks loss of the amount due under a swap agreement if the counterparty defaults. The Fund currently enters into swap agreements primarily with one counterparty, focusing its exposure to the credit risk of that counterparty. Swap agreements involve liquidity risks since the Fund may not be able to exit security exposures immediately, particularly during periods of market turmoil. The Fund settles swap agreements at least monthly which can cause it to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates. While the total dollar amounts of long and short exposures are expected to be approximately equal, the global long portfolio and the global short portfolio will be managed using different styles and, as a result, will have exposures that will not be hedged. This is not a complete list of the Fund’s risks. See the Fund’s prospectus for additional information on risks.

6	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)*

March 31, 2015 (Unaudited)

Causeway Global Absolute Return Fund	Number of Shares	Value
SHORT-TERM INVESTMENTS
Dreyfus Cash Management, Institutional Class, 0.030% **,1	147,685,403	$147,685

Total Short-Term Investments
(Cost $147,685) — 103.4%		147,685

Total Investments — 103.4%
(Cost $147,685)		147,685

Liabilities in Excess of Other Assets — (3.4)%		(4,913)

Net Assets — 100.0%		$142,772

A list of outstanding total return equity swap agreements held by the Fund at March 31, 2015, is as follows:

Counterparty	Reference Entity/ Obligation	Fixed Payments Paid	Total Return Received or Paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Long Positions†
Morgan Stanley	United States Custom Basket of Securities	Long: Fed Funds-1 day + 0.50%	Total Return of the basket of securities	2/1/2016	$102,878	$(3,489)

Morgan Stanley	Europe Custom Basket of Securities	Long: Fed Funds-1 day + 0.40% to Fed Funds-1 day – 1.38% Short: Fed Funds-1 day – 0.40% to Fed Funds-1 day – 4.00%	Total Return of the basket of securities	1/31/2017	1,114	576

Morgan Stanley	Japan Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.40%	Total Return of the basket of securities	1/31/2017	2,502	(53)

Morgan Stanley	Hong Kong Custom Basket of Securities	Long: Fed Funds-1 day – 0.55% to Fed Funds-1 day – 0.88% Short: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	1/31/2017	6,345	(1,237)

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

Counterparty	Reference Entity/ Obligation	Fixed Payments Paid	Total Return Received or Paid	Termination Date	Net Notional Amount[2]	Net Unrealized Appreciation (Depreciation)
Long Positions — (continued)†
Morgan Stanley	United Kingdom Custom Basket of Securities	Long: Fed Funds-1 day + 0.55% Short: Fed Funds-1 day – 0.35%	Total Return of the basket of securities	1/31/2017	$9,899	$(356)

Morgan Stanley	Canada Custom Basket of Securities	Long: Fed Funds-1 day + 0.50%	Total Return of the basket of securities	3/28/2016	5,332	(75)

Short Positions††
Morgan Stanley	United States Custom Basket of Short Securities	Short: Fed Funds-1 day – 0.35% to Fed Funds-1 day – 2.12%	Total Return of the basket of securities	1/31/2017	(116,749)	1,701

Morgan Stanley	Canada Custom Basket of Securities	Short: Fed Funds-1 day – 0.35% to Fed Funds-1 day – 0.86%	Total Return of the basket of securities	1/31/2017	(8,282)	163

Morgan Stanley	Europe Custom Basket of Securities (Local)	Long: EONIA + 0.55% Short: EONIA-1 day – 0.40% to EONIA-1 day – 0.50%	Total Return of the basket of securities	11/2/2015	(6,236)	113

Morgan Stanley	Australia Custom Basket of Securities	Short: Fed Funds-1 day – 0.50%	Total Return of the basket of securities	1/31/2017	(5,914)	220

Morgan Stanley	South Korea Custom	Long:	Total Return of	6/10/2015	(215)	577

	Basket of Securities	Fed Funds-1 day + 0.85% Short: Fed Funds-1 day – 0.50% to Fed Funds-1 day – 0.54%	the basket of securities
						$(1,860)

†	The following tables represent the individual common stock exposures comprising the Long Custom Basket Total Return Swaps as of March 31, 2015.

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

United States Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
16,600	Walt Disney Co.	USD	$12
28,900	PNC Bank Corp.	USD	36
32,700	SM Energy Co.	USD	102
39,100	United Health Group	USD	196
42,400	Pvh Corp.	USD	59
44,122	Johnson & Johnson	USD	(50)
48,300	Chevron Corp.	USD	(29)
50,590	Prudential Financial	USD	(53)
54,500	Synnex Corp.	USD	52
77,146	Eli Lilly & Co.	USD	233
79,100	Wells Fargo & Co.	USD	3
79,413	Altria Group Inc.	USD	(455)
84,400	Qualcomm Inc.	USD	(235)
96,849	Carnival Corp.	USD	402
115,625	Delta Airlines Inc	USD	(185)
117,547	Apollo Education Group	USD	(1,028)
122,700	National Oilwell Varco Inc.	USD	(482)
126,331	Citigroup Inc.	USD	(116)
140,010	U S G Corp.	USD	(210)
143,543	Mattel Inc.	USD	(446)
147,796	Oracle Corp.	USD	(103)
148,920	Microsoft Corp.	USD	(429)
232,651	EMC Corp.	USD	(763)

			$(3,489)

Europe Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(65,854)	Getinge B	EUR	$156
(28,039)	Nestle AG	EUR	73
(21,471)	Elekta B	EUR	31
(7,789)	Syngenta N	EUR	96
(2,042)	Abb Ltd.	EUR	—

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

Europe Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(1,227)	Defry AG	EUR	$(9)
(427)	Assa Abloy	EUR	—
(156)	Barry Callebaut	EUR	6
54,278	Novartis AG	EUR	(65)
115,739	Credit Suisse Group AG	EUR	288

			$576

Japan Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(591,200)	Mizuho Financial Group Inc.	JPY	$51
(353,600)	Nissan Motor Co. Ltd.	JPY	93
(187,800)	Yahoo Japan Corp.	JPY	(32)
(128,800)	Honda Motor Co. Ltd.	JPY	54
(75,100)	Softbank Corp.	JPY	259
(62,600)	Canon Inc.	JPY	(8)
(59,200)	Mitsubishi Corp.	JPY	35
(45,100)	Konami Corp.	JPY	66
(22,000)	Japan Tobacco Inc.	JPY	—
(22,000)	Toray Industries Inc.	JPY	(2)
(300)	Richo Co. Ltd	JPY	—
50,900	Shin-Etsu Chemical Co. Ltd.	JPY	(156)
57,500	East Japan Railway Co.	JPY	(198)
155,700	Komatsu Ltd.	JPY	(154)
255,300	Kddi Corp.	JPY	(83)
703,000	Hitachi Ltd.	JPY	22

			$(53)

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

Hong Kong Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(6,213,000)	Gcl-Poly Energy	HKD	$(153)
(4,418,000)	Country Garden	HKD	(24)
(860,000)	China Overseas	HKD	(156)
(598,000)	China National Building Material	HKD	(10)
(492,200)	AIA	HKD	(201)
(328,000)	Beijing Ent	HKD	(144)
(144,000)	China Mengniu	HKD	(159)
(76,000)	Enn Energy Holding Ltd.	HKD	(63)
(37,000)	Ping An Insurance Group Co. Of China Ltd.	HKD	(33)
(217)	Sun Hung Kai Pro	HKD	—
468,000	China Mobile	HKD	(257)
477,200	HSBC	HKD	(101)
1,379,421	China Mer Holdings	HKD	148
3,462,000	CNOOC	HKD	(84)

			$(1,237)

United Kingdom Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(548,403)	Rsa Insurance Group PLC	GBP	$105
(419,647)	Standard Life Assurance Co	GBP	(103)
(350,640)	Tullow Oil	GBP	622
(230,289)	Capital & Counties Properties	GBP	68
(192,413)	Glencore PLC	GBP	75
(184,009)	Rolls-Royce Holdings PLC	GBP	92
(63,821)	Royal Bank of Scotland Group	GBP	9
(48,937)	National Grid	GBP	41
(47,234)	Diageo PLC	GBP	92
(20,397)	Astrazeneca	GBP	(36)
(13,099)	St. James SPl Cap	GBP	10
(4,016)	Experian PLC	GBP	8
(1)	Rentokil Initial	GBP	—
—	BP PLC	GBP	(43)

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

United Kingdom Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
85,298	British American Tobacco PLC	GBP	$(426)
206,553	Glaxosmithkline PLC	GBP	(91)
421,386	Michael Page International PLC	GBP	(5)
669,721	Aviva PLC	GBP	(207)
1,204,533	Barclays PLC	GBP	(379)
1,320,444	Vodafone	GBP	(188)

			$(356)

Canada Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Depreciation
133,600	Imperial Oil	CAD	$(75)

††	The following tables represent the individual common stock exposures comprising the Short Custom Basket Total Return Swaps as of March 31, 2015.

United States Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(160,100)	Bank Of America	USD	$52
(155,300)	Wright Medical	USD	(184)
(132,900)	AT&T Inc.	USD	226
(108,300)	Loews Corp.	USD	12
(86,800)	Yahoo Inc.	USD	(14)
(80,300)	Southern Copper Corp.	USD	35
(77,100)	Fastenal Co.	USD	(14)
(74,600)	Allscripts Healthcare Solutions Inc.	USD	3
(69,800)	Williams Co. Inc.	USD	(88)
(65,300)	Salesforce.com	USD	167
(64,200)	Baxter International, Inc.	USD	(4)
(62,800)	Ford Motor Co.	USD	3
(56,700)	Coca Cola Co.	USD	137
(56,700)	Philip Morris	USD	374
(55,700)	Parkway Properties	USD	4

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

United States Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(52,900)	Wal-Mart Stores	USD	$61
(52,400)	Procter & Gamble	USD	166
(49,000)	Liberty Global	USD	115
(45,600)	Facebook Inc.	USD	(66)
(45,300)	American Tower Corp.	USD	225
(40,800)	American International Group	USD	(21)
(38,700)	Hertz Global Holdings Inc.	USD	54
(36,900)	Antero Resources Corp.	USD	151
(36,600)	Ebay Inc	USD	8
(35,100)	Kite Realty Group	USD	5
(33,700)	Community Health Systems	USD	(6)
(33,100)	General Motors	USD	(16)
(32,800)	Visa Inc.	USD	74
(29,800)	Starbucks Corp.	USD	(37)
(27,800)	Kinder Morgan Inc.	USD	(21)
(23,600)	Tenet Healthcare	USD	(76)
(23,100)	United Parcel Service	USD	(6)
(22,800)	Twitter Inc	USD	(46)
(22,600)	Schlumberger Ltd.	USD	(7)
(19,500)	Taubman Centers, Inc.	USD	(1)
(19,400)	Insulet Corp.	USD	(32)
(19,200)	Mcdonalds Corp.	USD	11
(18,000)	Colfax Group	USD	89
(17,500)	Brookdale Senior Living Inc.	USD	(8)
(17,400)	Apple Inc.	USD	70
(17,100)	Praxair Inc.	USD	110
(16,900)	Workday Inc.	USD	18
(16,200)	Aflac Inc	USD	(35)
(15,200)	Dominion Resources, Inc.	USD	9
(12,500)	Jazz Pharmaceuticals PLC	USD	10
(12,000)	Athenahealth Inc.	USD	91
(11,400)	Monsanto	USD	84
(10,900)	Precision Cast	USD	60
(9,600)	Cerner Corp.	USD	(12)
(9,300)	American Express Co.	USD	3

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	13

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

United States Custom Basket of Securities (continued)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(9,100)	Amazon.Com Inc.	USD	$73
(7,900)	T-Mobile Us Inc.	USD	11
(6,400)	Tesla Motors	USD	20
(4,300)	Enterprise Products Partners LP	USD	(1)
(3,800)	Medtronic Inc.	USD	(4)
(1,900)	Macerich	USD	(11)
(1,500)	Alliance Data	USD	(9)
(600)	Energy Transfer Partners	USD	2
(600)	Netsuite Inc.	USD	2
(300)	Intercontinential Exchange, Inc.	USD	(1)
(200)	Priceline Group Inc/The	USD	15
(100)	Intuitive Surg	USD	(1)
—	General Electric	USD	(22)
—	Merck & Co.	USD	(12)
—	Metlife Inc.	USD	(23)
—	Plum Creek Timb	USD	(51)
—	Realty Income	USD	(17)
—	Thermo Fisher Scientific Inc.	USD	(3)

			$1,701

Canada Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(1,371,400)	Bombardier	CAD	$64
(43,900)	Enbridge	CAD	(97)
(37,000)	Cdn Utilities	CAD	58
(29,100)	Goldcorp	CAD	113
(27,300)	Snc-Lavalin	CAD	(7)
(16,800)	Loblaw Co. Ltd.	CAD	29
(1,500)	Canadian National Railway	CAD	3
(100)	Blackberry Ltd.	CAD	—

			$163

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Absolute Return Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2015 (Unaudited)

Europe Custom Basket of Securities (Local)
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(1,817,304)	Enel Green Power SpA	EUR	$336
(269,962)	Saipem	EUR	(91)
(140,419)	Banco Popular	EUR	(32)
(124,035)	Deutsche Bank AG	EUR	(400)
(83,611)	Unicredito SpA	EUR	(26)
(79,880)	Telefonica Esp	EUR	54
(79,880)	Telefonica Sa	EUR	(13)
(63,663)	Vivendi	EUR	(90)
(36,433)	Man Se	EUR	(88)
(36,024)	Repsol	EUR	(3)
(29,625)	Banco Bilbao Vizcaya	EUR	(14)
(29,625)	Banco Bilbao Vizcaya Argenta	EUR	(4)
(25,584)	Basf Se	EUR	(191)
(24,267)	BMW	EUR	(91)
(13,160)	ASML Holding NV	EUR	25
(1,832)	Lafarge	EUR	12
(1)	Commerzbank	EUR	—
—	Technip	EUR	(21)
51,296	Sanofi	EUR	231
63,073	Schneider Sa	EUR	23
80,547	Akzo Nobel	EUR	346
141,963	Reed Elsevier Nv	EUR	150

			$113

Australia Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(200,891)	Oil Search	AUD	$157
(53,476)	CSL Ltd.	AUD	74
(15,085)	Commonwealth Bank of Australia	AUD	(11)

			$220

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	15

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2015 (Unaudited)

South Korea Custom Basket of Securities
Shares	Description	Currency	Net Unrealized Appreciation (Depreciation)
(115,762)	Daewood Intl	KRW	$230
(25,718)	Shinhan Finance	KRW	49
(13,283)	Hyundai Mobis	KRW	16
(12,475)	Lotte Shopping	KRW	55
(11,320)	Samsung Sdi	KRW	(1)
(9,476)	Kb Fgi	KRW	(5)
(4,951)	SK Innovation	KRW	40
(1,031)	Hyundai Glovis Co. Ltd.	KRW	12
23,791	SK Telecom	KRW	(120)
37,331	Hyundai Motor	KRW	301

			$577

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2015.
1	Of this investment, $113,453 was pledged and segregated with the custodian as collateral for outstanding total return equity swap agreements.
2	The net notional amount is the sum of long and short positions. The gross notional amount of long positions and short positions at March 31, 2015 is $128,070 and $(137,396), respectively. The gross notional amounts are representative of the volume of activity during the six months ended March 31, 2015.
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
USD	U.S. Dollar

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway Global Absolute Return Fund

SECTOR DIVERSIFICATION

As of March 31, 2015, the sector diversification was as follows (Unaudited):

Causeway Global Absolute Return Fund	% of Net Assets
Short-Term Investment	103.4%

Liabilities in Excess of Other Assets	-3.4

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	17

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

3/31/15
ASSETS:
Investments at Value (Cost $147,685)	$147,685
Unrealized Appreciation on Total Return Swaps	3,350
Receivable for Fund Shares Sold	267
Prepaid Expenses	19
Receivable for Dividends	2

Total Assets	151,323

LIABILITIES:
Unrealized Depreciation on Total Return Swaps	5,210
Due to Custodian	2,282
Payable for Fund Shares Redeemed	784
Payable Due to Adviser	190
Payable for Shareholder Services Fees — Investor Class	19
Payable Due to Administrator	4
Payable for Trustees’ Fees	2
Other Accrued Expenses	60

Total Liabilities	8,551

Net Assets	$142,772

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$151,024
Accumulated Net Investment Loss	(2,369)
Accumulated Net Realized Loss on Investments	(4,023)
Net Unrealized Depreciation on Swap Contracts	(1,860)

Net Assets	$142,772

Net Asset Value Per Share (based on net assets of $112,345,229 ÷ 10,744,783 shares) — Institutional Class	$10.46

Net Asset Value Per Share (based on net assets of $30,426,298 ÷ 2,932,206 shares) — Investor Class	$10.38

*	Except for Net Asset Value per share data.

The accompanying notes are an integral part of the financial statements.

18	Causeway Global Absolute Return Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

10/01/14 to 3/31/15
INVESTMENT INCOME:
Dividend Income	$8

Total Investment Income	8

EXPENSES:
Investment Advisory Fees	1,189
Shareholder Service Fees — Investor Class	51
Transfer Agent Fees	42
Administration Fees	26
Professional Fees	18
Printing Fees	14
Registration Fees	10
Custodian Fees	6
Trustees’ Fees	3
Pricing Fees	1
Other Fees	3

Total Expenses	1,363

Net Investment Loss	(1,355)

NET REALIZED AND UNREALIZED LOSS ON SWAP CONTRACTS:
Net Realized Loss from Swap Contracts	(792)
Net Change in Unrealized Depreciation on Swap Contracts	(4,500)

Net Realized and Unrealized Loss on Swap Contracts	(5,292)

Net Decrease in Net Assets Resulting from Operations	$(6,647)

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	19

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL ABSOLUTE RETURN FUND

	10/01/14 to 3/31/15 (Unaudited)	10/01/13 to 9/30/14 (Audited)
OPERATIONS:
Net Investment Loss	$(1,355)	$(2,121)
Net Realized Gain (Loss) from Swap Contracts	(792)	1,143
Net Change in Unrealized Appreciation (Depreciation) on Swap Contracts	(4,500)	2,694

Net Increase (Decrease) in Net Assets Resulting From Operations	(6,647)	1,716

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	—	(2,436)
Investor Class	—	(1,424)

Total Dividends from Net Investment Income	—	(3,860)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(1)	(16,515)	105,357
Redemption Fees(2)	26	42

Total Increase (Decrease) in Net Assets	(23,136)	103,255

NET ASSETS:
Beginning of Period	165,908	62,653

End of Period	$142,772	$165,908

Accumulated Net Investment Loss/ Distributions in Excess of Net Investment Income	$(2,369)	$(1,014)

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

20	Causeway Global Absolute Return Fund

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FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2015 (Unaudited) and the Fiscal Years or Period ended September 30,

For a Share Outstanding Throughout the Fiscal Years or Period

	Net Asset Value, Beginning of Period ($)	Net Investment Loss ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
Causeway Global Absolute Return Fund †
Institutional
2015(1)	10.90	(0.09)	(0.35)	(0.44)	—	—	—	—
2014	11.15	(0.18)	0.36	0.18	(0.43)	—	(0.43)	—
2013	10.99	(0.18)	0.62	0.44	(0.28)	—	(0.28)	—
2012	10.31	(0.19)	1.28	1.09	(0.10)	(0.31)	(0.41)	—
2011(1)(2)	10.00	(0.12)	0.43	0.31	—	—	—	—
Investor
2015(1)	10.84	(0.10)	(0.36)	(0.46)	—	—	—	—
2014	11.09	(0.21)	0.37	0.16	(0.41)	—	(0.41)	—
2013	10.96	(0.20)	0.59	0.39	(0.26)	—	(0.26)	—
2012	10.29	(0.21)	1.28	1.07	(0.09)	(0.31)	(0.40)	—
2011(1)(2)	10.00	(0.15)	0.44	0.29	—	—	—	—

(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized. Although not reflected in the Fund’s portfolio turnover rate, exposures obtained through swap agreements did change during the period.
(2)	Commenced operations on January 24, 2011.
†	Per share amounts calculated using average shares method.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

22	Causeway Global Absolute Return Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers) (%)	Ratio of Net Investment Loss to Average Net Assets (%)	Portfolio Turnover Rate (%)

10.46	(4.04)	112,345	1.66	1.66	(1.65)	—
10.90	1.64	120,731	1.71	1.71	(1.68)	—
11.15	4.29	32,888	1.75	1.94	(1.69)	—
10.99	10.65	30,986	1.82	2.31	(1.75)	—
10.31	3.10	11,444	1.85	3.51	(1.77)	—

10.38	(4.24)	30,427	1.90	1.90	(1.89)	—
10.84	1.46	45,177	1.96	1.96	(1.93)	—
11.09	3.79	29,765	2.00	2.19	(1.94)	—
10.96	10.50	32,139	2.07	2.54	(1.99)	—
10.29	2.90	2,855	2.10	3.33	(2.06)	—

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Global Absolute Return Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund commenced operations on January 24, 2011. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Over-the-counter financial derivative instruments, such as swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs, or a combination of these factors. These contracts are normally valued on the basis of broker dealer (i.e. swap counterparty) quotations.

Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)), or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.

Securities and derivative contracts for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading

24	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price; or the security is a swap agreement that is not publicly traded. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at March 31, 2015:

Investments in Securities	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Short-Term Investment	$147,685	$—	$—	$147,685

Total Investments in Securities	$147,685	$—	$—	$147,685

Other Financial Instruments	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Total Return Equity Swaps*
Unrealized Appreciation	$—	$3,350	$—	$3,350
Unrealized Depreciation	—	(5,210)	—	(5,210)

	$—	$(1,860)	$—	$(1,860)

*	Total return equity swap contracts are valued at the unrealized appreciation (depreciation) of the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For the six months ended March 31, 2015, there were no transfers between Level 1 and Level 2 based on the input level assigned under the hierarchy at the beginning and end of the reporting period.

For the six months ended March 31, 2015, there were no significant changes to the Fund’s fair value methodologies.

Causeway Global Absolute Return Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Federal Income Taxes – It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Swap Agreements – Under a swap agreement, the Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from stipulated underlying investments identified by the Fund’s portfolio managers. In exchange, the counterparty pays the Fund an amount equal to any positive total returns from the stipulated underlying investments. The returns to be “swapped” between the Fund and the swap counterparty will be calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested, long or short, in a particular security or group of securities. The Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated underlying securities. The Fund’s net asset value will reflect any amounts owed to the Fund by the swap counterparty (when the Fund’s position under a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when the Fund’s position under a swap agreement is, on a net basis, “out of the money”).

Swap Agreements and Leverage – Normally, the Fund’s assets (other than the swap agreements) will be directly invested primarily in money market instruments and U.S. Treasury securities that will be used to support and cover the Fund’s obligations under its swap agreements. However, the use of a swap agreement allows the Fund to obtain investment exposures greater than it could otherwise obtain with direct investments, allowing it to effectively increase, or leverage, its total long and short investment exposures.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis

26	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – During the period the Fund imposed a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applied to exchanges from the Fund. The redemption fee was paid to the Fund. The redemption fee did not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee did not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may have sought agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may have waived the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2015, the Institutional Class and Investor Class retained $25,198 and $1,079 in redemption fees, respectively. The redemption fee no longer applies after April 30, 2015.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.50% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2016 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.75% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the six months ended March 31, 2015.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $25,000 ($40,000 before November 1, 2014). If the Fund has three or

Causeway Global Absolute Return Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

more share classes, it shall be subject to an additional minimum fee of $20,000 per additional share class (over two).

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2015, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2015, approximately $4.108 million of the net assets of the Fund were held by affiliated investors.

4.	Investment Transactions

During the six months ended March 31, 2015, there were no security purchases or sales, other than short-term investments.

5.	Derivatives and Risks of Investing

A swap agreement is a form of derivative that includes leverage, allowing the Fund to obtain the right to a return on a stipulated capital base that exceeds the amount the Fund has invested. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the Adviser is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant. By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to close out a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position.

The use of derivative contracts exposes an investor to various market risks. The Fund’s investment in total return equity swap agreements exposed the Fund to equity risk for the six months ended March 31, 2015. Equity risk is the risk that the value of a particular stock or stock market to which the Fund has long exposure is falling, or to which the Fund has short exposure is rising. The fair value of the total return equity swap agreements as of March 31, 2015 is reported on the Statement of Assets and Liabilities. The related change in unrealized and realized gains or losses for the reporting period is reported on the Statement of Operations.

The Fund currently expects to settle swap agreements at least monthly, and may do so more frequently, which will cause the Fund to realize ordinary income and short-term capital gains, if any, throughout the year that, when distributed to shareholders, will be taxable to them as ordinary income rather than at lower long-term capital gains rates.

By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The Fund currently has entered into swap agreements with a

28	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

single counterparty, focusing its exposure to the counterparty credit risk of that single counterparty. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund intends, however, to settle swap agreements at least monthly, and may do so more frequently, so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. As of March 31, 2015, the Fund’s swap agreements were with one counterparty.

ISDA Master Arrangement

The Fund is party to an International Swaps and Derivatives Association, Inc. Master Agreement and Credit Support Annex (“ISDA Master Agreement”) which governs its swap agreements. The ISDA Master Agreement includes provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

As of March 31, 2015, there was $113,453,026 pledged as collateral for swap agreements under the ISDA Master Agreement.

The following is a summary by counterparty of the market value of swap agreements and collateral (received)/pledged for the Fund as of March 31, 2015*:

All numbers have been rounded (000):

	Assets	Liabilities
Counterparty	Total Return Swaps	Total Return Swaps	Total Over the Counter
Morgan Stanley	$3,350	$(5,210)	$(1,860)

Net Market Value of Swaps	Collateral (Received)/ Pledged	Net Exposures†
$(1,860)	$1,860	$—

†	Net Exposures represents the net receivable/ (payable) that would be due from/to the counterparty in the event of default. Exposure from swaps can only be netted across transactions governed under the same master agreement with the same legal entity.

*	Collateral received/pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amount received/pledged may exceed this amount and may fluctuate in value.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on

Causeway Global Absolute Return Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income are recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2014, and September 30, 2013 were as follows (000):

	Ordinary Income	Long-Term Capital Gains	Total
2014	$3,860	$—	$3,860
2013	1,636	—	1,636

As of September 30, 2014, the components of accumulated losses on a tax basis were as follows (000):

Capital Loss Carryforwards	$(3,080)
Unrealized Appreciation	2,640
Post October Losses	(151)
Late-Year Loss Deferral	(1,014)

Total Accumulated Losses	$(1,605)

Post-October Losses represents losses realized on securities transactions from November 1, 2013 through September 30, 2014 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

Late-Year Loss Deferral represent ordinary losses realized on investment transactions from January 1, 2014 through September 30, 2014 and specified losses realized on investment transactions from October 1, 2013 through September 30, 2014. The Fund elects to defer the Late-Year Loss and treat it as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these provisions are as follows:

	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
Causeway Global Absolute Return Fund	$3,080	$—	$3,080

For the fiscal year ended September 30, 2014, the Fund did not use any capital loss carryforwards.

At March 31, 2015, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$147,685	$—	$—	$—

30	Causeway Global Absolute Return Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

7.	Capital Shares Issued and Redeemed (000)

	Six-Month Period Ended March 31, 2015 (Unaudited)		Fiscal Year Ended September 30, 2014 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	2,897	$31,382	9,688	$105,932
Shares Issued in Reinvestment of Dividends and Distributions	—	—	140	1,527
Shares Redeemed	(3,224)	(34,620)	(1,705)	(18,510)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	(327)	(3,238)	8,123	88,949

Investor Class
Shares Sold	510	5,485	3,243	35,608
Shares Issued in Reinvestment of Dividends and Distributions	—	—	99	1,079
Shares Redeemed	(1,747)	(18,736)	(1,856)	(20,279)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(1,237)	(13,251)	1,486	16,408

Increase (Decrease) in Shares Outstanding from Capital Share Transactions	(1,564)	$(16,489)	9,609	$105,357

8.	Significant Shareholder Concentration

As of March 31, 2015, two of the Fund’s shareholders of record owned 56% of net assets in the Institutional Class.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements except for the following: As of May 1, 2015, the Fund no longer charges a redemption fee.

Causeway Global Absolute Return Fund	31

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2014 to March 31, 2015).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

32	Causeway Global Absolute Return Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Absolute Return Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$959.60	1.66%	$8.11

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,016.65	1.66%	$8.35
Causeway Global Absolute Return Fund

Actual Portfolio Return
Investor Class	$1,000.00	$957.60	1.90%	$9.27

Hypothetical 5% Return
Investor Class	$1,000.00	$1,015.46	1.90%	$9.55

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

Causeway Global Absolute Return Fund	33

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www.sec.gov.

CCM-SA-008-0500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 5, 2015

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: June 5, 2015